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CUSIP No. 871206 10 8




                                                                       Exhibit I
                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Sycamore Networks, Inc.

      EXECUTED as a sealed instrument this 10 day of February, 2000.

                              MATRIX PARTNERS V, L.P.

                              By: Matrix V Management Co., L.L.C.
                                  General Partner


                              By: /s/ Timothy A. Barrows
                                  ------------------------------------
                                  Timothy A. Barrows
                                  Managing Member


                              MATRIX V ENTREPRENEURS FUND, L.P.


                              By: Matrix V Management Co., L.L.C.
                                  General Partner




                               By: /s/ Timothy A. Barrows
                                   ------------------------------------
                                   Timothy A. Barrows
                                   Managing Member


                               MATRIX V MANAGEMENT CO., L.L.C

                               By: Timothy A. Barrows
                                   Managing Member




                                   By: /s/ Timothy A. Barrows
                                       --------------------------------
                                       Managing Member


                               /s/ Timothy A. Barrows
                               ----------------------------------------
                               Timothy A. Barrows


                               /s/ Paul J. Ferri
                               ----------------------------------------
                               Paul J. Ferri